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                                                                    EXHIBIT 23.6

              [MCDANIEL & ASSOCIATES CONSULTANTS LTD. LETTERHEAD]

                        CONSENT OF INDEPENDENT PETROLEUM
                            ENGINEERS AND GEOLOGISTS

We hereby consent to the incorporation by reference of our Firm's name in the Annual Report on Form 10-K of Ocean Energy, Inc. and subsidiaries for the year ended December 31, 1998, into the Company's Registration Statement on Form S-8 to which this consent is an exhibit.

Sincerely,

MCDANIEL & ASSOCIATES CONSULTANTS LTD.

/s/ P. A. WELCH
---------------------
P. A. Welch, P. Eng.
Senior Vice President

Calgary, Alberta, Canada
Dated: January 25, 2000